Business Combinations	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Combinations

8. BUSINESS COMBINATIONS

Acquisitions in the year ended December 31, 2015

On December 10, 2015, the Company entered into a partnership agreement in China [the “Xingqiaorui Partnership”] with Chongqing Xingqiaorui. Chongqing Xingqiaorui [“Xingqiaorui”] is a Tier one supplier of automotive body-in-white components to Changan Ford. Under the terms of the arrangement, Xingqiaorui transferred a 53% controlling interest in its three China manufacturing facilities and cash consideration of $36 million. In exchange, the Company transferred a 47% non-controlling equity interest in its Chongqing manufacturing facility and cash consideration of $130 million to Xingqiaorui.

The acquisition of the 53% controlling interest in the China manufacturing facilities was accounted for as a business combination, and the Company recorded the assets acquired and liabilities assumed at their acquisition date fair values. For the partial sale of the Company’s Chongqing manufacturing facility, no revaluation occurred since the Company maintained its controlling interest. The difference between the cash consideration received and the amount allocated to the Non-controlling interest resulted in a gain of $20 million [$17 million after tax], which was credited to contributed surplus.

On November 30, 2015, the Company acquired a 100% interest in Stadco Automotive Ltd. [“Stadco”] for total cash consideration of $115 million. Stadco, based in the United Kingdom, is a supplier of steel and aluminum stampings as well as vehicle assemblies primarily to Jaguar and Land Rover.

The net effect of the acquisitions on the Company’s 2015 consolidated balance sheet is as follows:

	Xingqiaorui
	Partnership	Stadco	Other	Total
Cash	$23	$1	$—	$24
Non-cash working capital	(35)	(3)	1	(37)
Fixed assets	164	107	—	271
Goodwill, net	107	13	—	120
Other assets	10	—	1	11
Long-term employee benefit liabilities	—	—	(1)	(1)
Other long-term liabilities	(5)	—	—	(5)
Deferred tax liabilities	(18)	(3)	—	(21)
Non-controlling interests	(116)	—	—	(116)

Consideration paid	130	115	1	246
Less: Cash acquired	(23)	(1)	—	(24)

Net cash outflow	$107	$114	$1	$222

The Company’s purchase price allocations are preliminary and subject to revision as additional information regarding the fair value of assets and liabilities becomes available. Adjustments in the purchase price allocations may require an adjustment to the amounts allocated to goodwill.

Acquisitions in the year ended December 31, 2014

In October 2014, the Company acquired Techform Group of Companies, an automotive supplier of hinges, door locking rods and other closure products, which has operations in Canada, the United States and China, for cash consideration of $23 million.

The net effect of this acquisition on the Company’s 2014 consolidated balance sheet were increases in fixed assets of $21 million, goodwill of $3 million, other assets of $4 million, long-term debt of $4 million and deferred tax liabilities of $1 million.